ACQUISITION	12 Months Ended
Dec. 31, 2018
Business Combinations1 [Abstract]
ACQUISITION
ACQUISITION
On October 2, 2017, Pembina acquired all the issued and outstanding shares of Veresen Inc. ("Veresen") by way of a plan of arrangement (the “Arrangement”) for total consideration of $6.4 billion comprised of $1.5 billion in cash and 99.466 million common shares valued at $4.4 billion and series 15, 17 and 19 preferred shares valued at $522 million. In accordance with the Arrangement, Veresen was amalgamated with Pembina and the outstanding Veresen preferred shares were exchanged for Pembina preferred shares with the same terms and conditions.
The acquisition was accounted for as a business combination using the acquisition method where the acquired tangible and intangible assets and assumed liabilities were recorded at their estimated fair values at the date of acquisition. The purchase price equation was based on assessed fair values as follows:

($ millions)	October 2, 2017
Purchase Price Consideration
Common shares	4,356
Cash	1,522
Preferred shares	522
6,400

Current assets	303
Investments in jointly controlled businesses	6,115
Property, plant and equipment	612
Intangible assets & other long term assets	175
Goodwill	1,781
Current liabilities	(192)
Long term debt	(993)
Deferred tax liabilities	(1,210)
Decommissioning provision	(10)
Other long term liabilities	(121)
Non-controlling interest	(60)
6,400

The determination of fair values and the purchase price equation was based upon an independent valuation. The primary drivers that generated goodwill were synergies and business opportunities from the integration of Pembina and Veresen. Upon closing of the Acquisition, Pembina repaid Veresen's revolving credit facility of $152 million. The recognition of goodwill is not expected to be deductible for tax purposes. The Company recognized $25 million in acquisition-related expenses in 2017. All acquisition-related expenses were expensed as incurred and included in other expenses in the Consolidated Statement of Earnings and Comprehensive Income.
Revenue generated by the Veresen business for the period from the Acquisition date of October 2, 2017 to December 31, 2017 was $15 million. Net earnings for the same period were $111 million. If the acquisition had occurred on January 1, 2017, management estimates that consolidated revenue would have increased an additional $44 million and consolidated gross profit for the year would have increased an additional $247 million. In determining these amounts, management assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2017.
During the twelve months ended December 31, 2018 Goodwill and Deferred tax liabilities in the purchase price equation were adjusted by $7 million, to reflect a reduction of tax losses available for future deduction.